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Exhibit 99.3

Certification Pursuant
to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of The Rouse Company (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony W. Deering, Chief Executive Officer of the Company, certify to the best of my knowledge after a review of the Report, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to The Rouse Company and will be retained by The Rouse Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ ANTHONY W. DEERING Anthony W. Deering Chairman of the Board, President and Chief Executive Officer March 26, 2003

Certification Pursuant
to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of The Rouse Company (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. DeRosa, Chief Financial Officer of the Company, certify to the best of my knowledge after a review of the Report, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to The Rouse Company and will be retained by The Rouse Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ THOMAS J. DEROSA Thomas J. DeRosa Vice Chairman and Chief Financial Officer March 26, 2003

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  Exhibit 99.3
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002